Financial Data

AT&T Inc.
Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Three Months Ended			Twelve Months Ended
	12/31/2011	12/31/2010	% Chg	12/31/2011	12/31/2010	% Chg
Operating Revenues
Wireless service	$14,347	$13,799	4.0%	$56,726	$53,510	6.0%
Data	7,598	7,091	7.1%	29,606	27,555	7.4%
Voice	5,995	6,647	-9.8%	25,131	28,332	-11.3%
Directory	781	926	-15.7%	3,293	3,935	-16.3%
Other	3,782	2,898	30.5%	11,967	10,948	9.3%
Total Operating Revenues	32,503	31,361	3.6%	126,723	124,280	2.0%

Operating Expenses
Cost of services and sales (exclusive of depreciation and amortization shown separately below)	17,474	13,939	25.4%	57,374	52,379	9.5%
Selling, general and administrative	16,536	10,342	59.9%	38,844	32,864	18.2%
Impairment of intangible assets	2,910	85	-	2,910	85	-
Depreciation and amortization	4,573	4,907	-6.8%	18,377	19,379	-5.2%
Total Operating Expenses	41,493	29,273	41.7%	117,505	104,707	12.2%
Operating Income (Loss)	(8,990)	2,088	-	9,218	19,573	-52.9%
Interest Expense	952	746	27.6%	3,535	2,994	18.1%
Equity in Net Income of Affiliates	135	133	1.5%	784	762	2.9%
Other Income (Expense) - Net	117	72	62.5%	249	897	-72.2%
Income (Loss) from Continuing Operations Before Income Taxes	(9,690)	1,547	-	6,716	18,238	-63.2%
Income Tax (Benefit) Expense	(3,062)	388	-	2,532	(1,162)	-
Income (Loss) from Continuing Operations	(6,628)	1,159	-	4,184	19,400	-78.4%
Income from Discontinued Operations, net of tax	-	2	-	-	779	-
Net Income (Loss)	(6,628)	1,161	-	4,184	20,179	-79.3%
Less: Net Income Attributable to Noncontrolling Interest	(50)	(72)	30.6%	(240)	(315)	23.8%
Net Income (Loss) Attributable to AT&T	$(6,678)	$1,089	-	$3,944	$19,864	-80.1%

Basic Earnings (Loss) Per Share from Continuing Operations Attributable to AT&T	$(1.12)	$0.18	-	$0.66	$3.23	-79.6%
Basic Earnings Per Share from Discontinued Operations Attributable to AT&T	-	-	-	-	0.13	-
Basic Earnings (Loss) Per Share Attributable to AT&T	$(1.12)	$0.18	-	$0.66	$3.36	-80.4%
Weighted Average Common Shares Outstanding (000,000)	5,933	5,915	0.3%	5,928	5,913	0.3%

Diluted Earnings (Loss) Per Share from Continuing Operations Attributable to AT&T	$(1.12)	$0.18	-	$0.66	$3.22	-79.5%
Diluted Earnings Per Share from Discontinued Operations Attributable to AT&T	-	-	-	-	0.13	-
Diluted Earnings (Loss) Per Share Attributable to AT&T	$(1.12)	$0.18	-	$0.66	$3.35	-80.3%
Weighted Average Common Shares Outstanding with Dilution (000,000)	5,955	5,941	0.2%	5,950	5,938	0.2%

Financial Data

AT&T Inc.
Statements of Segment Income
Dollars in millions
Unaudited
	Three Months Ended			Twelve Months Ended

Wireless	12/31/2011	12/31/2010	% Chg	12/31/2011	12/31/2010	% Chg
Segment Operating Revenues
Service	$14,347	$13,799	4.0%	$56,726	$53,510	6.0%
Equipment	2,348	1,382	69.9%	6,486	4,990	30.0%
Total Segment Operating Revenues	16,695	15,181	10.0%	63,212	58,500	8.1%

Segment Operating Expenses
Operations and support	12,574	9,988	25.9%	41,581	36,746	13.2%
Depreciation and amortization	1,587	1,721	-7.8%	6,324	6,497	-2.7%
Total Segment Operating Expenses	14,161	11,709	20.9%	47,905	43,243	10.8%
Segment Operating Income	2,534	3,472	-27.0%	15,307	15,257	0.3%
Equity in Net Income (Loss) of Affiliates	(10)	(5)	-	(29)	9	-
Segment Income	$2,524	$3,467	-27.2%	$15,278	$15,266	0.1%

Segment Operating Income Margin	15.2%	22.9%		24.2%	26.1%

Wireline
Segment Operating Revenues
Data	$7,598	$7,091	7.1%	$29,606	$27,555	7.4%
Voice	5,995	6,647	-9.8%	25,131	28,332	-11.3%
Other	1,326	1,390	-4.6%	5,028	5,413	-7.1%
Total Segment Operating Revenues	14,919	15,128	-1.4%	59,765	61,300	-2.5%

Segment Operating Expenses
Operations and support	10,250	10,075	1.7%	40,879	41,096	-0.5%
Depreciation and amortization	2,889	3,091	-6.5%	11,615	12,371	-6.1%
Total Segment Operating Expenses	13,139	13,166	-0.2%	52,494	53,467	-1.8%
Segment Operating Income	1,780	1,962	-9.3%	7,271	7,833	-7.2%
Equity in Net Income of Affiliates	-	4	-	-	11	-
Segment Income	$1,780	$1,966	-9.5%	$7,271	$7,844	-7.3%

Segment Operating Income Margin	11.9%	13.0%		12.2%	12.8%

Advertising Solutions
Segment Operating Revenues	$781	$926	-15.7%	$3,293	$3,935	-16.3%

Segment Operating Expenses
Operations and support	558	626	-10.9%	2,264	2,583	-12.3%
Impairment of Intangible Assets	2,910	-	-	2,910	-	-
Depreciation and amortization	85	104	-18.3%	386	497	-22.3%
Total Segment Operating Expenses	3,553	730	-	5,560	3,080	80.5%
Segment Income (Loss)	$(2,772)	$196	-	$(2,267)	$855	-

Segment Income Margin	-	21.2%		(68.8)%	21.7%

Other
Segment Operating Revenues	$108	$126	-14.3%	$453	$545	-16.9%
Segment Operating Expenses	4,360	1,147	-	5,266	2,396	-
Segment Operating Loss	(4,252)	(1,021)	-	(4,813)	(1,851)	-
Equity in Net Income of Affiliates	145	134	8.2%	813	742	9.6%
Segment Loss from Continuing Operations	$(4,107)	$(887)	-	$(4,000)	$(1,109)	-

Financial Data

AT&T Inc.
Consolidated Balance Sheets
Dollars in millions except per share amounts
	12/31/11	12/31/10
	Unaudited

Assets
Current Assets
Cash and cash equivalents	$3,185	$1,437
Accounts receivable - net of allowances for
doubtful accounts of $878 and $957	13,606	13,610
Prepaid expenses	1,155	1,458
Deferred income taxes	1,470	1,170
Other current assets	3,611	3,179
Total current assets	23,027	20,854
Property, Plant and Equipment - Net	107,087	103,196
Goodwill	70,842	73,601
Licenses	51,374	50,372
Customer Lists and Relationships - Net	2,757	4,708
Other Intangible Assets - Net	5,212	5,440
Investments in Equity Affiliates	3,718	4,515
Other Assets	6,327	6,705
Total Assets	$270,344	$269,391

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$3,453	$7,196
Accounts payable and accrued liabilities	19,858	20,055
Advanced billing and customer deposits	3,872	4,086
Accrued taxes	1,003	975
Dividends payable	2,608	2,542
Total current liabilities	30,794	34,854
Long-Term Debt	61,300	58,971
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	25,748	22,070
Postemployment benefit obligation	34,011	28,803
Other noncurrent liabilities	12,694	12,743
Total deferred credits and other noncurrent liabilities	72,453	63,616
Stockholders' Equity
Common stock	6,495	6,495
Additional paid-in capital	91,156	91,731
Retained earnings	25,453	31,792
Treasury stock	(20,750)	(21,083)
Accumulated other comprehensive income	3,180	2,712
Noncontrolling interest	263	303
Total stockholders' equity	105,797	111,950
Total Liabilities and Stockholders' Equity	$270,344	$269,391

Financial Data

AT&T Inc.
Consolidated Statements of Cash Flows
Dollars in millions
Unaudited	Twelve Months Ended
	12/31/11	12/31/10	12/31/09

Operating Activities
Net income	$4,184	$20,179	$12,447
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	18,377	19,379	19,515
Undistributed earnings from investments in equity affiliates	(623)	(603)	(419)
Provision for uncollectible accounts	1,136	1,334	1,762
Deferred income tax expense (benefit) and noncurrent
unrecognized tax benefits	2,937	(3,280)	1,885
Net gain from impairment and sale of investments	(89)	(802)	-
Impairment of intangible assets	2,910	85	-
Remeasurement of pension and postretirement benefits	6,280	2,521	215
Income from discontinued operations	-	(779)	(20)
Changes in operating assets and liabilities:
Accounts receivable	(1,133)	(99)	(490)
Other current assets	(428)	(187)	(617)
Accounts payable and accrued liabilities	(383)	(1,508)	943
Retirement benefit funding	(1,000)	-	-
Other - net	2,480	(1,247)	(816)
Total adjustments	30,464	14,814	21,958
Net Cash Provided by Operating Activities	34,648	34,993	34,405

Investing Activities
Construction and capital expenditures:
Capital expenditures	(20,110)	(19,530)	(16,554)
Interest during construction	(162)	(772)	(740)
Acquisitions, net of cash acquired	(2,368)	(2,906)	(983)
Dispositions	1,301	1,830	287
(Purchases) and sales of securities, net	62	(100)	55
Other	27	29	52
Net Cash Used in Investing Activities	(21,250)	(21,449)	(17,883)

Financing Activities
Net change in short-term borrowings with
original maturities of three months or less	(1,625)	1,592	(3,910)
Issuance of long-term debt	7,936	2,235	8,161
Repayment of long-term debt	(7,574)	(9,294)	(8,652)
Issuance of treasury shares	237	50	28
Dividends paid	(10,172)	(9,916)	(9,670)
Other	(452)	(515)	(465)
Net Cash Used in Financing Activities	(11,650)	(15,848)	(14,508)
Net increase (decrease) in cash and cash equivalents	1,748	(2,304)	2,014
Cash and cash equivalents beginning of year	1,437	3,741	1,727
Cash and Cash Equivalents End of Year	$3,185	$1,437	$3,741

Financial Data

AT&T Inc.
Supplementary Operating and Financial Data
Dollars in millions except per share amounts
Unaudited	Three Months Ended			Twelve Months Ended
	12/31/2011	12/31/2010	% Chg	12/31/2011	12/31/2010	% Chg

Wireless
Volumes (000)
Total				103,247	95,536	8.1%
Postpaid6				69,309	68,041	1.9%
Prepaid6				7,225	6,524	10.7%
Reseller6				13,644	11,645	17.2%
Connected Devices6				13,069	9,326	40.1%

Wireless Net Adds (000)
Total	2,497	2,803	-10.9%	7,699	8,853	-13.0%
Postpaid6	717	400	79.3%	1,429	2,153	-33.6%
Prepaid6	159	307	-48.2%	674	952	-29.2%
Reseller6	592	595	-0.5%	1,874	1,140	64.4%
Connected Devices6	1,029	1,501	-31.4%	3,722	4,608	-19.2%
M&A Activity, Partitioned Customers and Other Adjs.	12	(28)	-	12	1,563	-99.2%

Wireless Churn
Postpaid Churn6	1.21%	1.15%	6 BP	1.18%	1.09%	9 BP
Total Churn6	1.39%	1.32%	7 BP	1.37%	1.31%	6 BP

Other
Licensed POPs (000,000)				313	308	1.6%

In-Region Wireline1
Voice
Total Wireline Voice Connections				39,012	43,563	-10.4%
Net Change	(1,086)	(1,233)	11.9%	(4,551)	(4,925)	7.6%

Broadband
Total Wireline Broadband Connections				16,427	16,309	0.7%
Net Change	(49)	209	-	118	520	-77.3%

Video
U-verse				3,791	2,987	26.9%
Satellite				1,765	1,930	-8.5%
Total Video Connections				5,556	4,917	13.0%
Net Change	164	182	-9.9%	639	678	-5.8%

Consumer Revenue Connections
Broadband3				14,492	14,320	1.2%
Video Connections4				5,542	4,912	12.8%
Voice2				21,232	24,195	-12.2%
Total Consumer Revenue Connections				41,266	43,427	-5.0%
Net Change	(586)	(306)	-91.5%	(2,161)	(1,861)	-16.1%

AT&T Inc.
Construction and capital expenditures
Capital expenditures	$5,485	$6,360	-13.8%	$20,110	$19,530	3.0%
Interest during construction	$43	$195	-77.9%	$162	$772	-79.0%
Dividends Declared per Share	$0.44	$0.43	2.3%	$1.73	$1.69	2.4%
End of Period Common Shares Outstanding (000,000)				5,927	5,911	0.3%
Debt Ratio5				38.0%	37.1%	90 BP
Total Employees				256,420	266,590	-3.8%

1	In-region wireline represents access lines served by AT&T's incumbent local exchange companies.
2 Includes consumer U-verse Voice over Internet Protocol connections of 2,278 as of December 31, 2011.
3	Consumer wireline broadband connections include DSL lines, U-verse High Speed Internet access and satellite broadband.
4	Video connections include sales under agency agreements with EchoStar and DirecTV customers and U-verse connections.
5	Total long-term debt plus debt maturing within one year divided by total debt plus total stockholders' equity.
6 Prior year amounts restated to conform to current period reporting methodology.
Note: For the end of 4Q11, total switched access lines were 36,734, retail business switched access lines totaled 15,613, and wholesale and coin switched access lines totaled 2,167.